UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2006

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 9, 2006, Winn-Dixie Stores, Inc. (the “Company”) issued a press release announced that the U.S. Bankruptcy Court for the Middle District of Florida (the “Court”) entered an order confirming the Plan of Reorganization (the “Plan”) of the Company and its affiliated debtors and debtors-in-possession. The press release is attached as Exhibit 99.1 and the order entered by the Court is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated November 9, 2006

99.2	Order confirming Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors entered November 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winn-Dixie Stores, Inc.

Date: November 15, 2006	By:	/s/ Peter L. Lynch
Peter L. Lynch President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 9, 2006.

99.2	Order confirming Joint Plan of Reorganization of Winn-Dixie Stores, Inc and Affiliated Debtors entered November 9, 2006.